SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE

                           SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) September 14, 1995
                                                         __________________


                                 Pharmos Corporation
                  _________________________________________________
                (Exact name of registrant as specified in its charter)


            Nevada                     0-11550                  13-3207413
    _______________________     ______________________      ___________________
    (State or other juris-      Commission File Number      (I.R.S. Employer
    diction of Incorporation                                Identification
    or organization)                                        Number)



                101 East 52nd Street, 36th Floor, New York, NY  10022
                _____________________________________________________
                (Address of principal executive offices)   (zip code)


                                   (212) 838-0087
                _____________________________________________________
                 (Registrant's telephone number including area code)


                                        None
                _____________________________________________________
                 (Former name, former address and former fiscal year,
                            if changed since last report)

          Item 5 Other Events
          ______

                 On September 14, 1995, Pharmos Corporation (the
          "Company") completed a private offering (the "Offering") of 6,000,000 units ("Units"), each Unit consisting of one share of Common Stock and one warrant to purchase 0.075 of one share of Common Stock ("Warrants"). The Units were offered at $1.50 per Unit. Net proceeds to the Company were approximately $8,100,000. The Warrants are exercisable at a price of $1.80 per share, commencing one year after the closing of the Offering, through the fifth anniversary. In addition, the Company issued an aggregate of 450,000 Warrants to the two finders who assisted in the transaction.

                 The Company has agreed to file, within 60 days of the closing, a registration statement on Form S-3 covering the resale of the shares of Common Stock included in the Units and the shares of Common Stock issuable upon exercise of the Warrants.

          Item 7 Financial Statements and Exhibits
          ______

                 (b) Pro forma financial information

          Annexed hereto are (i) a pro forma unaudited consolidated balance sheet, dated as of August 31, 1995, giving effect to net proceeds of approximately $8,100,000 raised in the Offering, (ii) a pro forma unaudited consolidated statement of operations for the eight month period ended August 31, 1995 and (iii) notes thereto. These financial statements have been prepared in connection with a requirement of the NASDAQ to demonstrate the Company's compliance with the capital and surplus requirements for continued listing of its Common Stock on the NASDAQ Small Cap Market.

                 (c) Exhibits

          *10.1 Form of Unit Purchase Agreement dated as of September 14, 1995 between the Company and the Investors

          *10.2 Form of Warrant Agreement dated as of September 14, 1995 between the Company and the Investors (included as Exhibit B to the Unit Purchase Agreement, see Exhibit 10.1)




          ______________________________________________
          *  Filed herewith

       PHARMOS CORPORATION
       Pro Forma Consolidated Balance Sheet
       (Unaudited)
       August 31, 1995
       _______________________________________________________________________

                                                                                                 PRO FORMA
                                                                               HISTORICAL      ADJUSTMENTS        PRO FORMA
       Assets
         Cash and cash equivalents                                              $1,664,492       $8,100,000 (A)     $9,764,492
         Accounts receivable, net                                                  143,968                             143,968
         Prepaid expenses and other current assets                                 489,484                             489,484
         Assets held for sale                                                       65,643                              65,643
                                                                             _____________     ____________       ____________
              Total current assets                                               2,363,587        8,100,000         10,463,587

         Fixed assets, net                                                       1,022,394                           1,022,394
         Intangible assets, net                                                    399,818                             399,818
         Excess of purchase price over fair value of assets acquired, net          343,109                             343,109
         Other assets                                                              220,791                             220,791
                                                                             _____________     ____________       ____________


              Total assets                                                      $4,349,699       $8,100,000        $12,449,699
                                                                             =============     ============       ============

       Liabilities and Shareholders' Equity
         Accounts payable                                                       $1,191,898                          $1,191,898
         Accrued wages and other compensation                                      116,869                             116,869
         Accrued expenses                                                          766,904                             766,904
         Loans payable                                                             471,638                             471,638
                                                                             _____________                        ____________
              Total current liabilities                                          2,547,309                           2,547,309

         Advance against future sales                                            1,200,000                           1,200,000
         Other liabilities                                                         258,152                             258,152
                                                                             _____________                        ____________
              Total liabilities                                                  4,005,461                           4,005,461
                                                                             _____________                        ____________

         Shareholders' equity
           Common stock                                                            694,474         $180,000 (A)        874,474
           Paid in capital in excess of par                                     52,286,168        7,920,000 (A)     60,206,168
           Accumulated deficit                                                 (52,635,853)                        (52,635,853)
                                                                             _____________     ____________       ____________
                                                                                   344,789        8,100,000          8,444,789

           Less: Common stock in treasury, at par                                     (551)                               (551)
                                                                             _____________     ____________       ____________
              Total shareholders' equity                                           344,238        8,100,000          8,444,238
                                                                             _____________     ____________       ____________

         Commitments and contingencies

              Total liabilities and shareholders' equity                        $4,349,699       $8,100,000        $12,449,699
                                                                             =============     ============       ============

       See Notes to Unaudited Pro Forma Consolidated  Financial Information
/FN

       PHARMOS CORPORATION
       Pro Forma Consolidated Statement of Operations
       (Unaudited)
       Eight Month Period Ended August 31, 1995
       _______________________________________________________________________

                                                              HISTORICAL

       Revenues
         License fees, royalties                                 $136,381
                                                              ___________

                                                                  136,381
                                                              ___________

       Expenses
         Research and development, net                          3,917,518
         Patents                                                  406,157
         General and administrative                             1,732,270
         Depreciation and amortization                            755,420
                                                              ___________

                                                                6,811,365
                                                              ___________
       Loss from operations                                    (6,674,984)

       Interest Income (expense), net                             (29,699)
       Other Income (expense)                                      (2,514)
                                                              ___________

       Net loss                                               ($6,707,197)
                                                              ===========

       Loss per share                                              ($0.36) (B)
                                                              ===========

       Weighted average shares outstanding                     18,610,669  (B)
                                                              ===========


       See Notes to Unaudited Pro Forma Consolidated Financial Information

                                  PHARMOS CORPORATION

                             NOTES TO UNAUDITED PRO FORMA
                           CONSOLIDATED FINANCIAL INFORMATION
                                 AS OF AUGUST 31, 1995


       1) Basis of Presentation
          _____________________

            The accompanying unaudited pro forma consolidated financial information has been prepared based upon the consolidated historical information of Pharmos Corporation (the "Company") as of August 31, 1995. Such interim financial information was prepared by management and includes all adjustments, consisting of only normal recurring adjustments, necessary to present fairly the unaudited historical consolidated Balance Sheet and Statement of Operations presented herein. The financial information and notes should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1994 and the Company s Quarterly Report on Form 10-Q for the quarter ended June 30, 1995.

            This unaudited pro forma consolidated financial information is presented to reflect the effect of a $9 million private placement offering, completed by the Company on September 14, 1995, on the Company's financial position. The Nasdaq Listing Qualifications Committee requested the Company provide this pro forma financial information based upon an historical base dated on or after August 31, 1995 as evidence of full compliance with the capital and surplus requirements for continued listing on the Nasdaq SmallCap Market.



       2) Description of Transaction
          __________________________

            On September 14, 1995, Pharmos Corporation completed a $9 million private placement offering. The private placement consisted of 6,000,000 units offered at $1.50 per unit. Each unit consisted of one share of Common Stock and one warrant to purchase 0.075 of one share of common stock. The warrants are exercisable at a price of $1.80 per share and may be exercised beginning one year after the closing date through the fifth anniversary. The Company has agreed to file, within 60 days of the closing, a registration statement on Form S-3 covering the resale of the shares of Common Stock included in the units and the shares of Common Stock issuable upon exercise of the warrants.

            The net proceeds from the transaction will be used to fund ongoing research and development and general operating expenses of the Company. Additionally, some of the proceeds may be used to repay short term borrowings.

                                  PHARMOS CORPORATION

                              NOTES TO UNAUDITED PRO FORMA
                     CONSOLIDATED FINANCIAL INFORMATION (continued)
                                 AS OF AUGUST 31, 1995



       3) Pro Forma Adjustments
          _____________________

            The following pro forma adjustments have been made to the unaudited consolidated financial information of the Company as of August 31, 1995 to reflect the impact of the private placement transaction described in Note 2.

       A    Cash                          $8,100,000
                Common Stock                             $  180,000
                Paid in Capital                          $7,920,000

            To reflect the net proceeds of a $9,000,000 private placement offering completed effective September 14, 1995 and the issuance of 6,000,000 shares of Pharmos Corporation $.03 par value Common Stock at the $1.50 per share offering price, net of transaction costs of $800,000 and estimated legal and registration costs of $100,000.

       B On a pro forma basis weighted average shares outstanding and loss per share are 24,610,669 and $(.27) respectively for the eight month period ending August 31, 1995. For purposes of computing the weighted average shares outstanding on a pro forma basis the shares issued as a result of this private placement transaction have been reflected as if issued on January 1, 1995. Options and warrants outstanding are excluded from the calculation as their impact would be antidilutive.

       4) Pro Forma Shareholders' Equity
          ______________________________

            Shareholders equity on a pro forma basis for Pharmos at August 31, 1995, after giving effect to the private placement offering, is as follows:

            Preferred stock, 1,250,000 shares authorized,
                none issued
            Common stock, $.03 par value: 50,000,000 shares
                authorized, 29,149,035 issued, 29,130,679
                shares outstanding.                                $   874,474
            Paid in capital in excess of par                        60,206,168
            Accumulated deficit                                    (52,635,853)
                                                                   ____________
                                                                     8,444,789
            Common Stock in Treasury at par                        (       551)
                                                                   ____________
            Total shareholders' equity                             $  8,444,238
                                                                   ============

                                    SIGNATURE PAGE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               PHARMOS CORPORATION


          Date:    October 6, 1995             /s/ S. Colin Neill
                                               ________________________
                                               S. Colin Neill
                                               Acting Chief Financial Officer